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                                                                    EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J. Alexander's Corporation (the "Company") on Form 10-Q for the period ending September 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lonnie J. Stout II, Chairman, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Lonnie J. Stout II
-------------------------
Lonnie J. Stout II
Chairman, President and
Chief Executive Officer
November 13, 2002